EXECUTION VERSION
AMENDMENT NO. 10 TO CREDIT AGREEMENT
AMENDMENT NO. 10 TO CREDIT AGREEMENT, dated as of December 10, 2024 (this “Amendment”), among GATES INDUSTRIAL HOLDCO LIMITED, a corporation incorporated under the laws of England and Wales (“Holdings”), GATES CORPORATION, a Delaware corporation (the “Borrower”), each of the Guarantors party hereto, UBS AG, STAMFORD BRANCH, as administrative agent (in such capacity and including any permitted successor or assign, the “Administrative Agent”), the Lenders party hereto and BANK OF AMERICA, N.A., as the New Lender (as defined below).
W I T N E S S E T H:
WHEREAS, Holdings, the Borrower, the Lenders, the Administrative Agent and certain other parties entered into a Credit Agreement dated as of July 3, 2014 (as amended by Amendment No. 1 dated as of April 7, 2017, as amended by Amendment No. 2 dated as of November 22, 2017, as amended by Amendment No. 3 dated as of January 24, 2018, as amended by Amendment No. 4 dated as of February 24, 2021, as amended by Amendment No. 5 dated as of November 18, 2021, as amended by Amendment No. 6 dated as of November 16, 2022, as amended by Amendment No. 7 dated as of March 1, 2023, as amended by Amendment No. 8 dated as of October 10, 2023, as amended by Amendment No. 9 dated as of June 4, 2024 and as further amended, supplemented or otherwise modified through the date hereof, the “Credit Agreement”; capitalized terms used herein but not otherwise defined herein shall have the meanings given such terms in the Credit Agreement);
WHEREAS, Holdings and the Borrower have requested an amendment to the Credit Agreement pursuant to which certain provisions of the Credit Agreement will be amended as set forth herein;
WHEREAS, Section 10.01 of the Credit Agreement provides that the parties hereto may amend the Credit Agreement for the purposes set forth herein;
WHEREAS, BofA Securities, Inc., Citigroup Global Markets, Inc., Santander Bank, N.A., CIBC World Markets Corp., JPMorgan Chase Bank, N.A. and UBS SEC LLC are joint lead arrangers for this Amendment (the “Amendment No. 10 Arrangers”); and
WHEREAS, each Lender holding Initial B-4 Dollar Term Loans (the “Existing Term B-4 Loans”, and the Lenders with Existing Term B-4 Loans, the “Existing Term B-4 Lenders”), each Lender holding Initial B-5 Dollar Term Loans (the “Existing Term B-5 Loans”, and the Lenders with Existing Term B-5 Loans, the “Existing Term B-5 Lenders”) and each other Lender that executes and delivers an applicable consent (a “Consent”) in the form of Exhibit A to this Amendment by 5:00 p.m., New York City time on Friday, December 6, 2024 (the “Consent Deadline”) will have agreed to the terms of this Amendment upon the effectiveness of this Amendment on the Amendment No. 10 Effective Date (as defined below).
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I

Amendments
The Credit Agreement is, effective as of the Amendment No. 10 Effective Date, hereby amended as follows:
(a)The following new defined terms are added to Section 1.01 of the Credit Agreement in appropriate alphabetical order:
“Amendment No. 10” means Amendment No. 10 to this Agreement dated as of December 10, 2024.
“Amendment No. 10 Arrangers” has the meaning set forth in Amendment No. 10.
“Amendment No. 10 Effective Date” means December 10, 2024.
(b)The definition of “Applicable Rate” in Section 1.01 of the Credit Agreement is amended by replacing clause (a) thereof with the following:
“(a)
(i)     with respect to Initial B-4 Dollar Term Loans, a percentage per annum equal to (1) for Term SOFR Loans, 1.75% and (2) for Base Rate Loans, 0.75%; and

(ii)    with respect to Initial B-5 Dollar Term Loans, a percentage per annum equal to (1) for Term SOFR Loans, 1.75% and (2) for Base Rate Loans, 0.75%;”

(c)The definition of “Lead Arrangers” in Section 1.01 of the Credit Agreement is amended by adding the following sentence after the last sentence thereof:
“With respect to Amendment No. 10, the Lead Arrangers shall be the Amendment No. 10 Arrangers.”
(d)The definition of “Loan Documents” in Section 1.01 of the Credit Agreement is amended and restated in its entirety to read as follows:
“Loan Documents” means, collectively, (i) this Agreement, (ii) Amendment No. 4, (iii) Amendment No. 6, (iv) Amendment No. 7, (v) Amendment No. 8, (vi) Amendment No. 9, (vii) Amendment No. 10, (viii) the Notes, (ix) the Collateral Documents, (x) each Intercreditor Agreement to the extent then in effect, (xi) each Letter of Credit Issuance Request and (xii) any Refinancing Amendment, Incremental Amendment or Extension Amendment.
(e)Section 2.05(a)(iv)(A) of the Credit Agreement is amended by deleting both references to “on or prior to the six-month anniversary of the Amendment No. 8 Effective Date” and replacing such references with “on or prior to the six-month anniversary of the Amendment No. 10 Effective Date.”

(f)Section 2.05(a)(iv)(B) of the Credit Agreement is amended by deleting both references to “on or prior to the six-month anniversary of the Amendment No. 9 Effective Date” and replacing such references with “on or prior to the six-month anniversary of the Amendment No. 10 Effective Date.”
(g)Section 6.02(a) of the Credit Agreement is amended and restated in its entirety to read as follows:
“(a) no later than five (5) Business Days after the earlier of (i) the actual delivery of the financial statements referred to in Sections 6.01(a) and (b) and (ii) the date such financial statements are required to be delivered pursuant to Sections 6.01(a) and (b), a duly completed Compliance Certificate signed by a Responsible Officer of Holdings;”
ARTICLE II
ARTICLE IIIConditions to Effectiveness
Section 3.1.This Amendment shall become effective on the date (the “Amendment No. 10 Effective Date”) on which:
(a)The Administrative Agent (or its counsel) shall have received from (i) the Administrative Agent, (ii) the New Lender and (iii) each Loan Party, (x) a counterpart of this Amendment signed on behalf of such party or (y) written evidence satisfactory to the Administrative Agent (which may include a telecopy or other electronic transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment.
(b)The Administrative Agent shall have received a Consent in the form of Exhibit A to this Amendment, duly executed by each Existing Term B-4 Lender (excluding any Non-Consenting B-4 Lender (as defined below)), each Existing Term B-5 Lender (excluding any Non-Consenting B-5 Lender (as defined below)) and other Lenders representing the Required Facility Lenders for each of the Initial B-4 Dollar Term Loans and Initial B-5 Dollar Term Loans immediately prior to the Amendment No. 10 Effective Date, in each case, by the Consent Deadline.
(c)The Borrower shall have paid to the Administrative Agent all fees and expenses due to the Administrative Agent and BofA Securities, Inc., as separately agreed in writing, on the Amendment No. 10 Effective Date. All out-of-pocket and documented reasonable costs and expenses (including, without limitation, the reasonable fees, charges and disbursements of counsel for the Administrative Agent) of the Administrative Agent and the Amendment No. 10 Arrangers in connection with this Amendment and the transactions contemplated hereby shall have been paid, to the extent invoiced.
(d)The representations and warranties of each Loan Party set forth in Article V of the Credit Agreement and in each other Loan Document shall be true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects as so qualified) on and as of the date of this Amendment with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects as so qualified) as of such earlier date.
(e)At the time of and immediately after giving effect to this Amendment, no Default or Event of Default shall exist or would result from this Amendment or from the application of the proceeds therefrom.

(f)The Administrative Agent shall have received a certificate, dated the Amendment No. 10 Effective Date and signed by a Responsible Officer of the Borrower, confirming compliance with the conditions set forth in paragraphs (d) and (e) of this Section 2.1.
(g)The Borrower shall have paid to the Administrative Agent all accrued and unpaid interest on the Initial B-4 Dollar Term Loans and the Initial B-5 Dollar Term Loans, as applicable, to, but not including, the Amendment No. 10 Effective Date.
ARTICLE IV

Representations and Warranties.
Section 4.1.Each Loan Party represents and warrants that:
(a)Organization; Power. Each Loan Party (i) is duly organized or incorporated, validly existing and, to the extent such concept is applicable in the corresponding jurisdiction, in good standing under the laws of the jurisdiction of its organization or incorporation and (ii) has all requisite organizational or constitutional power and authority to execute and deliver this Amendment and perform its obligations under the Credit Agreement as amended by this Amendment, and the other Loan Documents to which it is a party, except, in the case of clauses (i) and (ii), where the failure to do so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect.
(b)Authorization; Enforceability. This Amendment has been duly authorized by all necessary corporate, shareholder or other organizational action by each Loan Party and constitutes a legal, valid and binding obligation of such Loan Party, as applicable, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
(c)Loan Document Representations and Warranties. The representations and warranties of the Borrower and each other Loan Party contained in Article V of the Credit Agreement or any other Loan Document are true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects as so qualified) on and as of the Amendment No. 10 Effective Date and except that the representations and warranties which by their terms are made as of an earlier date are true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects as so qualified) only as of such specified date.
(d)No Default. At the time of and immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.
ARTICLE V
Section 5.1.New Lender and Non-Consenting Lenders.
(a)If any Existing Term B-4 Lenders (“Non-Consenting B-4 Lenders”) or any Existing Term B-5 Lenders (“Non-Consenting B-5 Lenders” and, together with the Non-Consenting B-4 Lenders, the “Non-Consenting Lenders” and, each, a “Non-Consenting Lender”) declines or fails to consent to this Amendment by failing to return an executed Consent to the Administrative Agent prior to the Consent Deadline or elects to assign its Existing Term B-4 Loans or its Existing Term B-5 Loans, as applicable, as provided in its executed Consent, then pursuant to and in compliance with the terms of Section 3.07(a) of the Credit Agreement, such Non-Consenting Lender may be replaced and all of its interests, rights and obligations under the Credit Agreement and the related Loan Documents with respect to its Existing Term B-4 Loans or its Existing Term B-5 Loans, as applicable, may be purchased and assumed by either a new lender or an existing Lender which is willing to execute the Consent. As of the Amendment No.

10 Effective Date, each Non-Consenting Lender will be deemed to have executed an Assignment and Assumption Agreement (“Assignment Agreement”) for all of its then outstanding Existing Term B-4 Loans or its outstanding Existing Term B-5 Loans, as applicable, and will be deemed to have assigned all of its then outstanding Existing Term B-4 Loans or its outstanding Existing Term B-5 Loans, as applicable, to Bank of America, N.A. (the “New Lender”), in each case pursuant to and in compliance with the terms of Section 3.07(b) of the Credit Agreement.
(b)The New Lender hereby (i) confirms that it has received a copy of the Credit Agreement and the other Loan Documents and the exhibits thereto, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment, (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, (iii) appoints and authorizes the Administrative Agent to take such actions as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.
(c)The Administrative Agent hereby (i) consents to this Amendment and consents to the assignment of (x) the then outstanding Existing Term B-4 Loans of each Non-Consenting B-4 Lender to the New Lender in accordance with Section 10.07 of the Credit Agreement and (y) the then outstanding Existing Term B-5 Loans of each Non-Consenting B-5 Lender to the New Lender in accordance with Section 10.07 of the Credit Agreement and (ii) agrees that no assignment fees specified in Section 10.07 shall be required to be paid by the Borrower in connection with any such assignment.
(d)This Amendment shall constitute the notice required under Section 3.07(a) of the Credit Agreement.
(e)For the avoidance of doubt, all Existing Term B-4 Loans and Existing Term B-5 Loans shall continue to be outstanding as Initial B-4 Dollar Term Loans and Initial B-5 Dollar Term Loans, respectively, under the Credit Agreement (as amended hereby) on and after the Amendment No. 10 Effective Date, subject to the terms of this Amendment, and for the avoidance of doubt each of the Initial B-4 Dollar Term Loans and Initial B-5 Dollar Term Loans shall continue as the same applicable Class of Term Loans for all purposes under the Credit Agreement.
ARTICLE VI

Miscellaneous
Section 6.1.Effect of Amendment.
(a)On and after the date hereof, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, mean and are a reference to the Credit Agreement as modified by this Amendment. This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof.
(b)The Credit Agreement, as specifically amended by this Amendment, and each of the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all of the respective Obligations of Holdings and the Borrower under the Loan Documents, in each case as the Credit Agreement is amended by this Amendment.
(c)The execution, delivery and effectiveness of this Amendment does not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents nor constitute a waiver of any provision of any of the Loan Documents. This Amendment shall not constitute a novation of the Credit Agreement.
Section 6.2.Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment constitutes the entire contract among the parties relating to the subject matter hereof and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. This Amendment shall be binding upon and inure to the benefit of the parties hereto and to the other Loan Documents and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or electronic transmission shall be effective as delivery of an original executed counterpart of this Amendment. Any signature to this Amendment may be delivered by facsimile, electronic mail (including pdf) or any electronic signature complying with the U.S. federal ESIGN Act of 2000 or the New York Electronic Signature and Records Act or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes to the fullest extent permitted by applicable law.
Section 6.3.GOVERNING LAW, ETC. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. The provisions of Sections 10.15(b) and 10.16 of the Credit Agreement are incorporated herein and apply to this Amendment mutatis mutandis.
Section 6.4.Headings. Article and Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or be taken into consideration in interpreting, this Amendment.
[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.
GATES CORPORATION,
as Borrower
By:    /s/ Nathan Rogers_________________________
    Name:    Nathan Rogers    Title:    Treasurer
GATES INDUSTRIAL HOLDCO LIMITED,
as Holdings
By:    /s/ Nathan Rogers_________________________    Name:    Nathan Rogers
    Title:    Director
OMAHA ACQUISITION INC.
OMAHA HOLDINGS LLC
GATES HOLDINGS 1 LLC
GATES GLOBAL LLC
GATES INVESTMENTS, LLC
GATES ADMINISTRATION CORP.
PHILIPS HOLDING CORPORATION
TOMKINS BP US HOLDING CORP.
GATES E&S NORTH AMERICA, INC.
GATES TPU, INC.
GATES INTERNATIONAL HOLDINGS, LLC
ATLAS HYDRAULICS LLC
each as a Guarantor
By:    /s/ Nathan Rogers_________________________
    Name:    Nathan Rogers
    Title:    Treasurer

[Signature Page to Amendment No. 10]

Accepted and Acknowledged:

UBS AG, STAMFORD BRANCH, as Administrative Agent
By:    /s/ Muhammad Afzal____________________
    Name:    Muhammad Afzal
    Title:    Director
By:    /s/ Peter Hazoglou______________________    Name:    Peter Hazoglou
    Title:    Authorized Signatory

[Signature Page to Amendment No. 10]

BANK OF AMERICA, N.A., as New Lender
By:    /s/ Jan Stein_________________________
    Name:    Jan Stein
    Title:    Vice President

[Signature Page to Amendment No. 10]

[Lender consent on file with the Administrative Agent]

EXHIBIT A

CONSENT TO AMENDMENT NO. 10

***Initial B-4 Dollar Term Lenders Only***

CONSENT (this “Consent”) TO AMENDMENT NO. 10 (the “Amendment”) to the Credit Agreement, dated as of July 3, 2014 (as amended by Amendment No. 1 dated as of April 7, 2017, as amended by Amendment No. 2 dated as of November 22, 2017, as amended by Amendment No. 3 dated as of January 24, 2018, as amended by Amendment No. 4 dated as of February 24, 2021, as amended by Amendment No. 5 dated as of November 18, 2021, as amended by Amendment No. 6 dated as of November 16, 2022, as amended by Amendment No. 7 dated as of March 1, 2023, as amended by Amendment No. 8 dated as of October 10, 2023, as amended by Amendment No. 9 dated as of June 4, 2024 and as further amended, supplemented or otherwise modified through the date hereof, the “Credit Agreement”), among Gates Industrial Holdco Limited, a corporation incorporated under the laws of England and Wales (“Holdings”), Gates Corporation, a Delaware corporation (the “Borrower”), each of the Guarantors party thereto, the Lenders or other financial institutions or entities from time to time party thereto and UBS AG Cayman Islands Branch, as Administrative Agent (the “Administrative Agent”). Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the respective meanings given to such terms in the Amendment.

Check the first or second box below:

□Consent (Cashless Settlement Option): The undersigned Lender (including any New Lender) hereby irrevocably and unconditionally approves of and consents to the Amendment with respect to all Existing Term B-4 Loans held by such Lender. All Existing Term B-4 Loans (or such lesser amount as may be allocated to the undersigned by the New Lender prior to the Amendment No. 10 Effective Date) held by such Lender will be amended on a cashless basis to reflect the new terms of the Amendment.

□Post-Close Settle (Assignment Settlement Option): The undersigned Lender (including any New Lender) hereby irrevocably and unconditionally approves of and consents to the Amendment with respect to all Existing Term B-4 Loans held by such Lender. The undersigned Lender hereby elects to have all Existing Term B-4 Loans held by such Lender be assigned on the Amendment No. 10 Effective Date to the New Lender (and is hereby deemed to execute the Assignment Agreement).

__________________________________________
(Name of Institution including branch if applicable)

By: _________________________________
Name:
Title:

If a second signature is necessary:

[Signature Page to Gates - Amendment No. 10 Consent]

By: _________________________________
Name:
Title:

[Signature Page to Amendment No. 10]

CONSENT TO AMENDMENT NO. 10

***Initial B-5 Dollar Term Lenders Only***

CONSENT (this “Consent”) TO AMENDMENT NO. 10 (the “Amendment”) to the Credit Agreement, dated as of July 3, 2014 (as amended by Amendment No. 1 dated as of April 7, 2017, as amended by Amendment No. 2 dated as of November 22, 2017, as amended by Amendment No. 3 dated as of January 24, 2018, as amended by Amendment No. 4 dated as of February 24, 2021, as amended by Amendment No. 5 dated as of November 18, 2021, as amended by Amendment No. 6 dated as of November 16, 2022, as amended by Amendment No. 7 dated as of March 1, 2023, as amended by Amendment No. 8 dated as of October 10, 2023, as amended by Amendment No. 9 dated as of June 4, 2024 and as further amended, supplemented or otherwise modified through the date hereof, the “Credit Agreement”), among Gates Industrial Holdco Limited, a corporation incorporated under the laws of England and Wales (“Holdings”), Gates Corporation, a Delaware corporation (the “Borrower”), each of the Guarantors party thereto, the Lenders or other financial institutions or entities from time to time party thereto and UBS AG Cayman Islands Branch, as Administrative Agent (the “Administrative Agent”). Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the respective meanings given to such terms in the Amendment.

Check the first or second box below:

□Consent (Cashless Settlement Option): The undersigned Lender (including any New Lender) hereby irrevocably and unconditionally approves of and consents to the Amendment with respect to all Existing Term B-5 Loans held by such Lender. All Existing Term B-5 Loans (or such lesser amount as may be allocated to the undersigned by the New Lender prior to the Amendment No. 10 Effective Date) held by such Lender will be amended on a cashless basis to reflect the new terms of the Amendment.

□Post-Close Settle (Assignment Settlement Option): The undersigned Lender (including any New Lender) hereby irrevocably and unconditionally approves of and consents to the Amendment with respect to all Existing Term B-5 Loans held by such Lender. The undersigned Lender hereby elects to have all Existing Term B-5 Loans held by such Lender be assigned on the Amendment No. 10 Effective Date to the New Lender (and is hereby deemed to execute the Assignment Agreement).

__________________________________________
(Name of Institution including branch if applicable)

By: _________________________________
Name:
Title:

If a second signature is necessary:

[Signature Page to Amendment No. 10 Consent]

By: _________________________________
Name:
Title:

[Signature Page to Amendment No. 10]